Exhibit 3.21(a)
(STAMP)
COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF STATE
CORPORATION BUREAU
     In compliance with the requirements of section 204 of the Business Corporation Law, act of May 5, 1933 (P.L. 364) (15 P.S. 81204) the undersigned desiring to be incorporated as a business corporation, hereby certifies (certify) that:
1. The name of the corporation is UNIVERSAL MONEY EXCHANGE, INC.
2. The location and post office address of the initial registered office of the corporation in this Commonwealth is: 2400 Two Girard Plaza, Philadelphia PA 19102
3. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes: To engage in and do any lawful act concerning any or all lawful business for which corporations may be incorporated under this act.
4. The term for which the corporation is to exist is perpetual.
5. The aggregate number of shares which the corporation shall have authority to issue is: One Thousand (1,000) shares of capital stock without per value.

STAMP
6. The name and post office address of each incorporator and the number and class of shares subscribed by such incorporator(s) is (are):

		Number and
Name	Address	Class of Shares

Virginia Zuccari	2400 Two Girard Plaza Philadelphia, PA 19102	1
     In TESTIMONY WHEREOF, the incorporator(s) has (have) signed and sealed these Articles of Incorporation this 3rd day of October, 1978.

(SEAL)	/s/ Virginia Zuccari	(SEAL)

(SEAL)

3-1-78:46 146

Commonwealth of Pennsylvania

675689

Department of State

To All to Whom These Presents Shall Come, Greeting:

Whereas, *Under the provisions of the Business Corporation Law, approved the 5th day of May, Anno Domini one thousand nine hundred and thirty-three, P. L. 364, as amended, the Department of State is authorized and required to issue a*

CERTIFICATE OF INCORPORATION

evidencing the incorporation of a business corporation organized under the terms of that law, and

Whereas, *The stipulations and conditions of that law have been fully complied with by the persons desiring to incorporate as*

UNIVERSAL MONEY EXCHANGE, INC.

Therefore, Know Ye, *That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, create, erect, and incorporate the incorporators of and the subscribers to the shares of the proposed corporation named above, their associates and successors, and also those who may thereafter become subscribers or holders of the shares of such corporation, into a body politic and corporate in deed and in law by the name chosen hereinbefore specified, which shall exist* perpetually *and shall be invested with and have and enjoy all the powers, privileges, and franchises incident to a business corporation and be subject to all the duties, requirements, and restrictions specified and enjoined in and by the Business Corporation Law and all other applicable laws of this Commonwealth.*

Given *under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this* 4th *day of* October *in the year of our Lord one thousand nine hundred and* seventy-eight *and of the Commonwealth the two hundred* and third.

Barton A. Fields

Secretary of the Commonwealth

jlw

Certification# 8400?3-1 ... 3 of 13

CERTIFICATE OF INCORPORATION

APPLICANT'S ACCT NO

DSCB: BCL 806 (Rev. 8-72)

Filing Fee $40

AB-2

Articles of Amendment—
Domestic Business Corporation

79:14 1013

(Line for numbering)

684042

COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF STATE
CORPORATION BUREAU

Filed this 13th day of February 1979
Commonwealth of Pennsylvania
Department of State

Barton A. Fields
Acting
Secretary of the Commonwealth

(Box for Certification)

In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. §1806) the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1. The name of the corporation is:

UNIVERSAL MONEY EXCHANGE, INC.

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

2400 Two Girard Plaza
(NUMBER) (STREET)

Philadelpha Pennsylvania 19102
(CITY) (ZIP CODE)

3. The statute by or under which it was incorporated is:

Pennsylvania

4. The date of its incorporation is: October 4, 1978

5. (Check, and if appropriate, complete one of the following):

☐ The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

Time: The ______ day of ______, 19__

Place: ______

Kind and period of notice ______

☒ The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6. At the time of the action of shareholders:

(a) The total number of shares outstanding was:

1,000

(b) The number of shares entitled to vote was:

1,000

(PA. - 841 - 10/22 ...)

-1-

UNIVERSAL MONEY EXCHANGE, INC.

DSCB:BCL—808 (Rev. 8-72)-2

7914 1014

7. In the action taken by the shareholders:

(a) The number of shares voted in favor of the amendment was:

1,000

(b) The number of shares voted against the amendment was:

-0-

8. The amendment adopted by the shareholders, set forth in full, is as follows:

S E E   A T T A C H E D

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 20th day of December 1978.

Attest: [signature] (SIGNATURE)

Secretary
(TITLE: SECRETARY, ASSISTANT SECRETARY, ETC.)

UNIVERSAL MONEY EXCHANGE, INC.
(NAME OF CORPORATION)

By: [signature] (SIGNATURE)

President
(TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM:

A. Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

B. Any necessary governmental approvals shall accompany this form.

C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

F. BCL 5807 (15 P. S. §1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

Certification# 8400133-1 Page 3 of 13

(L.S. - 841)

-2-

INSTRUCTION FOR COMPLETION OF FORM

Article 1 of the Articles of Incorporation of the corporation, relating to the name of the corporation, is hereby amended to read in its entirety as follows:
“1.	The name of the corporation is:

Financial Exchange Company of Pennsylvania, Inc.”
Article 5 of the Articles of Incorporation of the corporation, relating to authorized shares of the corporation, is hereby amended to read in its entirety as follows:
“5.	The aggregate number of shares which the corporation shall have authority to issue is: One Thousand (1,000) shares of capital stock, par value five Hundred Dollars ($500.00) per shares.”
Article 7 of the Articles of Incorporation of the corporation, relating to cumulative voting, is hereby added to read in its entirety as follows:
“7.	No holder of any class of shares of the corporation shall be entitled to cumulate his votes at any election of directors.”
Article 8 of the Articles of Incorporation of the corporation, relating to pre-emptive rights of shareholders, is hereby added to read in its entirety as follows:
“8.	Shareholders of the corporation shall have no pre-emptive right to acquire additional, unissued, or treasury shares of the corporation.”

79:14 1016

Commonwealth of Pennsylvania

684042

Department of State

To All to Whom These Presents Shall Come, Greeting:

Whereas, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P. L. 364, as amended, the Department of State is authorized and required to issue a

CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and

Whereas, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

UNIVERSAL MONEY EXCHANGE, INC.
name changed to
FINANCIAL EXCHANGE COMPANY OF PENNSYLVANIA, INC.

Therefore, Know Ye, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

Given under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 13th day of February in the year of our Lord one thousand nine hundred and seventy-nine and of the Commonwealth the two hundred and third

Barton A. Fields

Acting Secretary of the Commonwealth

Certification#: 8449633-1 ... of 13

as

CERTIFICATE OF AMENDMENT

DSCB 307

CHANGE OF REGISTERED OFFICE

Commonwealth of Pennsylvania
Department of State-Corporation Bureau
308 North Office Bldg, Harrisburg, PA 17120

Please indicate (check one) type corporation

- [x] Domestic Business Corporation
- [ ] Foreign Business Corporation
- [ ] Domestic Non-Profit Corporation
- [ ] Foreign Non-Profit Corporation

FEE $40.00

1. Name of Corporation
   Financial Exchange Company of Pennsylvania, Inc.

2. Address of its present registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Dept).

(number) (street)	(city)	(state)	(zip code)	(county)
2400 Two Girard Plaza,	Philadelphia,	PA	19102	Philadelphia

3. Address to which the registered office in this Commonwealth is to be changed.

(number) (street)	(city)	(state)	(zip code)	(county)
401 Parkway Boulevard	Broomall	PA	19008	Delaware

4. (Check, and if appropriate, complete one of the following):
   - [x] Such change was authorized by resolution duly adopted by the Board of Directors of the corporation.
   - [ ] The procedure whereby such change was authorized was

IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer, and its corporate seal, duly attested by another such officer, to be hereunto affixed, this 22nd day of May, 19 86.

(Corporate Seal)

FINANCIAL EXCHANGE COMPANY OF PENNSYLVANIA, INC.
(Name of Corporation)

BY: [signature]
(Signature)

President
(Title: President, Vice-President, etc.)

ATTEST: [signature]
(Signature)

Secretary
(Title: Secretary, Assistant Secretary, etc.)

—FOR OFFICE USE ONLY—

030 FILED	002 CODE	003 REV BOX	SEQUENTIAL NO.	100 MICROFILM NUMBER
MAY 27 1986	BO			86342056
	REVIEWED BY DH	004 SIC	AMOUNT 40.00	001 CORPORATION NUMBER 684012
[signature] SECRETARY OF THE COMMONWEALTH DEPARTMENT OF STATE COMMONWEALTH OF PENNSYLVANIA	DATE APPROVED MAY 27 1986			
	DATE REJECTED	CERTIFY TO REV / L&I / OTHER	INPUT BY	LOG IN / LOG IN (REFILE)
	MAILED BY DATE		VERIFIED BY	LOG OUT / LOG OUT (REFILE)

Certification#: [illegible] Page [illegible] of 13

-FOR OFFICE USE ONLY-

CHANGE OF REGISTERED OFFICE

Commonwealth of Pennsylvania
Department of State Corporation Bureau
308 North Office Bldg., Harrisburg, PA 17120

Please indicate type of corporation:
- [X] Domestic Business Corporation
- [ ] Foreign Business Corporation
- [ ] Domestic Non-Prof. Corporation
- [ ] Foreign Non-Profit Corporation

FEE $40.00

1. Name of Corporation

Financial Exchange Company of Pennsylvania, Inc.

2. Address of its present registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Dept.)

Number	Street	City	State	Zip Code	County
404 Parkway Blvd.		Broomall	PA	19008	Delaware

3. Address to which the registered office in this Commonwealth is to be changed:

Number	Street	City	State	Zip Code	County
c/o C T Corporation System, 123 South Broad Street,		Philadelphia,	PA.	19109,	Phila. County

4. (Check, and if appropriate, complete one of the following):
- [ ] Such change was authorized by resolution duly adopted by the Board of Directors of the corporation.
- [X] The procedure whereby such change was authorized was:

Relocation of Corporate office

IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed, this 1st day of August, 19 90.

(Corporate Seal)

Financial Exchange Company of Pennsylvania, Inc.
(Name of Corporation)

BY: [signature]
(Signature)

Nathan R. Pincus
Executive Vice President
(Title: President, Vice President, etc.)

ATTEST:

[signature]
Barbara R. Dugan Pincus
Secretary
(The Secretary, Assistant Secretary, etc.)

—FOR OFFICE USE ONLY—

[illegible]	[illegible]	[illegible]	SEQUENTIAL NO.	100 MICROFILM NUMBER
	REVIEWED BY		AMOUNT	9141 1356
	[illegible]			FILED WITH DEPT. OF STATE: 6-75-89

Certification# 8441033-1 Page 6 of 13

-FOR OFFICE USE ONLY

2004033-1854

PENNSYLVANIA DEPARTMENT OF STATE
CORPORATION BUREAU

Entity Number
675689

Decennial Report of
Association Continued Existence
(54 Pa.C.S. § 503)

Name
Financial Exchange Company of PA, Tax Dept
Address
1436 Lancaster Ave., Suite 310
City Berwyn State PA Zip Code 19312

Document will be returned to the name and address you enter to the left.
⇐

Fee: $70
Payable to:
PA Dept. of State

Filed in the Department of State on APR 20 2004

[signature]

Secretary of the Commonwealth

In compliance with the requirements of 54 Pa.C.S. § 503 (relating to decennial filings required) the undersigned association hereby states that:

1. The name of the association to which this report relates is:
Financial Exavange Company of Pennsylvania, Inc.

2. The (a) address of this association's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street: CT Corporation System City: Philadelphia State: PA Zip: 19102 County: Philadelphia

(b) Name of Commercial Registered Office Provider: Registered Office Under CROP. office in County: Philadelphia

3. The association has not during the preceding ten years made any filing in the Department a permanent record of which is retained by the Department. NO

4. The association continues to exist. YES

Certification#: 844-033-1 Page 6 of 13

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU

20040 33-1655

DSCB 54-503-2

IN TESTIMONY WHEREOF, the undersigned association has caused this Decennial Report of Association Continued Existence to be signed by a duly authorized officer this

12th day of April, 2004.

Financial Exchange Company of PA
Name of Association

[signature]
Signature

Secretary
Title

Certification# S4403-1 Pg 11 of 13

SIGNATURE

Entity #: 675689
Date Filed: 02/13/2009
Pedro A. Cortés
Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE
CORPORATION BUREAU

Statement of Change of Registered Office (15 Pa.C.S.)

- [✓] Domestic Business Corporation (§ 1507)
- [ ] Foreign Business Corporation (§ 4144)
- [ ] Domestic Nonprofit Corporation (§ 5507)
- [ ] Foreign Nonprofit Corporation (§ 6144)
- [ ] Domestic Limited Partnership (§ 8506)

Name
Norine Nagel
Address
200 West Adams Street, Suite 2007
City State Zip Code
Chicago, Illinois 60606

Document will be returned to the name and address you enter to the left.
⇐

Commonwealth of Pennsylvania
DOMESTIC - CHANGE OF REGISTERED OFFICE 2 Page(s)

T0904460115

Fee: $70

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name is:
Financial Exchange Company of Pennsylvania

2. The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a) Number and street	City	State	Zip	County

(b) Name of Commercial Registered Office Provider — County
c/o: CT Corporation System ——— Philadelphia

3. *Complete part (a) or (b):*

(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

Number and street	City	State	Zip	County

(b) The registered office of the corporation or limited partnership shall be provided by:

c/o: National Registered Agents, Inc. — Dauphin
Name of Commercial Registered Office Provider — County

2009 FEB 13 PM 1:2

Certification#: [illegible] Page 12 of 13

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU

DSCB:15-1507/4144/5507/6144/8506-2

4. *Strike out if a limited partnership:*

Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Application for Registration to be signed by a duly authorized officer thereof this

21st day of January, 2009.

Financial Exchange Company of Pennsylvania
Name of Corporation/Limited Partnership

[signature]
Signature

Roy Hibberd-Secretary
Title

Certification#: 8440[illegible]-1 Page 13 of 13

SIGNATURE